UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2010

CAREPAYMENT TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Oregon	001-16781	91-1758621
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5300 Meadows Rd., Suite 400, Lake Oswego, Oregon	97035
(Address of principal executive offices)	(Zip Code)

(503) 419-3505
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 4, 2010, CarePayment Technologies, Inc., an Oregon corporation (the "Company"), filed with the Securities and Exchange Commission (the "SEC") a Current Report on Form 8-K (the "Initial 8-K") disclosing the Company's acquisition of Vitality Financial, Inc., a Delaware corporation.  On October 15, 2010, the Company filed a Current Report on Form 8-K/A (the "First Amendment") to file the Financial Information required by Item 9.01(a) and (b) of Form 8-K.

 This Current Report on Form 8-K/A (this "Second Amendment") amends Item 9.01 of the First Amendment to include new unaudited pro forma financial information, which has been revised in response to comments the Company received from the Staff of the SEC.   This Second Amendment should be read in conjunction with the Initial 8-K and the First Amendment.

Item 9.01 Financial Statements and Exhibits.

(b)          Pro Forma Financial Information.  The following unaudited pro forma financial information of the Company and Vitality are included in this report:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2010

CAREPAYMENT TECHNOLOGIES, INC.
Unaudited Pro Forma Condensed Consolidated Financial Information

Basis of Presentation

The accompanying unaudited pro forma condensed balance sheet as of June 30, 2010 gives effect to the acquisition of all of the issued and outstanding stock of Vitality Financial, Inc (“Vitality”) by CarePayment Technologies, Inc. (the “Company”) as if the acquisition occurred on that date.  The accompanying unaudited pro forma statement of operations for the year ended December 31, 2009 and the unaudited pro forma statement of operations for the six months ended June 30, 2010, give effect to the acquisition as if it occurred on the first day of each period presented.

Pro forma adjustments have been limited to only those adjustments that are:  directly attributable to the transaction, factually supportable, and in the case of pro forma income statement adjustments, expected to have a continuing impact on the Company’s financial results.

The unaudited pro forma condensed financial information is provided for information purposes only and is not necessarily indicative of the results that would have occurred if the acquisition had occurred on the first day of the period presented.  The unaudited pro forma financial statements should not be construed as being representative of future operating results or financial position of the Company and should be read in conjunction with the:

1.	Accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements;

2.
The Company’s historical audited consolidated financial statements and notes thereto included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission on March 31, 2010 and the Company’s Form 10-Q for the six months ended June 30, 2010, as filed with the Securities and Exchange Commission on August 23, 2010;

3.
Vitality’s historical audited financial statements and notes for the fiscal year ended December 31, 2009 and 2008 and Vitality’s historical unaudited financial statements and notes for the six months ended June 30, 2010, included as Item 9.01 (a) of the Form 8-K/A filed with the Securities and Exchange Commission by the Company on October 14, 2010; and

4.	Form 8-K filed with the Securities and Exchange Commission by the Company on August 4, 2010 and the exhibits attached thereto.

CAREPAYMENT TECHNOLOGIES, INC.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
June 30, 2010

	Historical Statements
	CarePayment Technologies, Inc.	Vitality Financial, Inc	Pro Forma Adjustments		Pro Forma Consolidated
Assets
Current Assets:
Cash and cash equivalents	$530,178	$100,842	$—		$631,020
Related party receivables	285,040	—	—		285,040
Loans receivable	—	67,516	(2,388	)(f)	65,128
Prepaid expenses	87,083	2,232	—		89,315
Total current assets	902,301	170,590	(2,388)		1,070,503
Related party note receivable	1,750,000	—	—		1,750,000
Loans receivable	—	—	2,388	(f)	2,388
Property and equipment, net	423,867	4,049	551	(a)	428,467
Intangible assets, net	9,359,000	—	71,950	(b)	9,430,950
Goodwill	—	—	13,335	(e)	13,335
Total assets	$12,435,168	$174,639	$85,836		$12,695,643
Liabilities and Shareholders’ Equity (Deficit)
Current Liabilities:
Accounts payable and accrued liabilities	$1,968,468	$114,673	$—		$2,083,141
Deferred revenue	—	9,302	(96	)(g)	9,206
Total current liabilities	1,968,468	123,975	(96)		2,092,347
Deferred revenue	—	—	96	(g)	96
Notes payable, net of current potion	884,875	—	—		884,875
Mandatorily redeemable preferred stock	881,931	—	—		881,931
Total liabilities	3,735,274	123,975	—		3,859,249
Shareholders’ Equity:
CarePayment Technologies, Inc. shareholders’ equity:
Preferred stock	—	2,845	(2,845	)(d)	—
			136,500	(c)	136,500
Common stock	18,087,951	4,500	(4,500	)(d)	18,087,951
Additional paid-in capital	21,848,627	1,035,582	(1,035,582	)(d)	21,848,627
Accumulated deficit	(31,242,060)	(992,263)	992,263	(d)	(31,242,060)
Total CarePayment Technologies, Inc. shareholders' equity	8,694,518	50,664	85,836		8,831,018
Noncontrolling interest	5,376	—	—		5,376
Total shareholders’ equity (deficit)	8,699,894	50,664	85,836		8,836,394
Shareholders' Equity (Deficit):	$12,435,168	$174,639	$85,836		$12,695,643

(a)	Adjustment to record the fair value of property and equipment acquired.
(b)	Adjustment to record the fair value of intangible assets acquired.
(c)
Adjustment to record the fair value of the Company’s preferred stock issued to acquire Vitality’s stock.  The fair value of the 97,500 shares of Series E Preferred Stock issued as consideration for all of Vitality’s outstanding stock was determined on the basis of the closing market price of the Company’s Class A Common Stock on the most recent date with a market trade prior to the acquisition date, as the Series E Preferred Stock is convertible at the option of the holder into Class A Common Stock eighteen months after issuance and is mandatorily convertible to Class A Common Stock thirty-six months after issuance, in each case at a defined conversion rate.  The conversion rate on the acquisition date was ten shares of Class A Common Stock for each share of Series E Preferred Stock.

(d)	Adjustment to eliminate Vitality’s equity.
(e)	Adjustment to record goodwill for the amount of the fair value of consideration paid less the fair value of net assets acquired as follows:
Fair value of consideration	$136,500

Cash	$100,842
Loans receivable, net. (The gross loan balances due under the contracts are $70,716, of which $3,200 is expected to be uncollectible)	67,516
Prepaid expenses	2,232
Equipment (1)	4,600
Intangible assets:
Software; estimated useful life of 3 years (2)	7,250
Proprietary credit scoring algorithm; estimated useful life of 5 years (3)	20,000
Customer lists; estimated useful life 1.5 years (4)	34,700
Lender’s license, indefinite life (5)	10,000
Financial liabilities	(123,975)
Total identifiable net assets	123,165
Goodwill	13,335
$136,500
The fair value of the assets acquired was determined as follows:

1)	The fair value of used computer equipment was determined by referencing used equipment vendors’ price lists.
2)	The fair value of internally developed software to manage and service the loans receivable was determined based on the estimated hours to recreate the custom application at the date of acquisition.
3)
The fair value of the proprietary credit scoring algorithm to evaluate health care non-recourse loans was estimated using the current purchase price of several credit scoring programs from major vendors for comparable software.  We then reduced the purchase price of the software from nationally recognized vendors for such aspects as the vendor’s history in the industry and name recognition and software documentation and support, all of which are not inherent in the acquired software; we then added an estimate for software engineers’ time to customize purchased software to include the proprietary algorithm.

4)	The fair value of customer lists was determined using a discounted cash flow model of projected future sales generated from the customer list assuming a 9% discount rate.
5)
The fair value of the lender’ licenses was estimated based upon the time and expenses required for an officer of the Company and a legal professional to prepare all required filings to obtain the licenses.

(f)	To reclassify loans receivable from current to long term, consistent with the financial presentation of the Company.
(g)	To deferred revenue from current to long term, consistent with the financial presentation of the Company.

CAREPAYMENT TECHNOLOGIES, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2009

	Historical Statements
	CarePayment Technologies, Inc.	Vitality Financial, Inc		Pro Forma Adjustments		Pro Forma Consolidated
Revenue	$—		$4,457	$—		$4,457
Cost of revenue	—		—	31,380	(a)	37,797
				6,417	(b)
Gross margin	—		4,457	(37,797)		(33,340)
Operating Expenses:
Sales, general and administrative	403,300		413,237	(31,380	)(a)	808,290
				23,133	(b)
Loss from operations	(403,300)		(408,780)	(29,550)		(841,630)
Other income (expense):
Interest income			4,387	—		4,387
Interest expense	(513,620)		(221)	—		(513,841)
Other income (expense), net	(513,620)		4,166	—		(509,454)
Net loss before income tax	(916,920)		(404,614)	(29,550)		(1,351,084)
Income tax expense	—		800	—		800
Net loss	$(916,920)		$(405,414)	$(29,550)		$(1,351,884)

Net loss per share:
Basic and diluted	$(0.45)	$				$(0.66)
Weighted average number of shares outstanding:
Basic and diluted	2,043,441					2,043,441

(a)
To reclassify operating expenses to cost of revenue consistent with the financial presentation of the Company.  Expenses reclassified as cost of revenue included loan underwriting costs which are classified as operating expenses on Vitality’s statement of operations which is in a finance company financial statement format.

(b)	Adjustment for amortization of the intangible assets over the estimated useful lives.

CAREPAYMENT TECHNOLOGIES, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Six Months Ended June 30, 2010

	Historical Statements
	CarePayment Technologies, Inc.	Vitality Financial, Inc		Pro Forma Adjustments		Pro Forma Consolidated
Revenue	$2,839,245		$10,973	$—		$2,850,218
Cost of revenue	2,241,642		—	27,523	(a)	2,272,373
				3,208	(b)
Gross margin	597,603		10,973	(30,731)		577,845
Operating Expenses:
Sales, general and administrative	1,941,851		197,329	(27,523	)(a)	2,123,224
				11,567	(b)
Loss from operations	(1,344,248)		(186,356)	(14,775)		(1,545,379)
Other income (expense):
Interest income	19,418		229	—		19,647
Loss reimbursement	1,241,912		—	—		1,241,912
Interest expense	(285,290)		(77)	—		(285,367)
Other income (expense), net	976,040		152	—		976,192
Net loss before income tax	(368,208)		(186,204)	(14,775)		(569,187)
Income tax expense	333		—	—		333
Net loss	(368,541)		(186,204)	(14,775)		(569,520)
Less: Net income attributable to noncontrolling interest	5,376		—	—		5,376
Net loss attributable to CarePayment Technologies, Inc.	$(373,917)		$(186,204)	$(14,775)		$(574,896)

Net loss per share:
Basic and diluted	$(0.08)	$				$(0.13)
Weighted average number of shares outstanding:
Basic and diluted	4,588,876					4,588,876

(a)
To reclassify operating expenses to cost of revenue consistent with the financial presentation of the Company.  Expenses reclassified as cost of revenue included loan underwriting costs which are classified as operating expenses on Vitality’s statement of operations which is in a finance company financial statement format.

(b)	Adjustment for amortization of the intangible assets over the estimated useful lives.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarePayment Technologies, Inc.
(Registrant)

Date: December 23, 2010
/s/ PATRICIA J. BROWN
Patricia J. Brown
Chief Financial Officer